Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Andina Acquisition Corporation (the “Company”) on Form 10-K for the year ended February 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: June 14, 2012

/s/ Julio A. Torres
Name:	Julio A. Torres
Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer and
Co-Principal Financial and Accounting Officer)

Date: June 14, 2012

/s/ Eduardo Robayo
Name:	Eduardo Robayo
Title:	Co-Chief Executive Officer
(Co-Principal Executive Officer and
Co-Principal Financial and Accounting Officer)